Exhibit 10.1

* Portions of this exhibit have been omitted in accordance with Item 601(b)(10) of Regulation S-K.

TERMINATION LETTER

This Termination Letter (this “Letter”) is entered into as of October 8, 2026 in Suzhou, Jiangsu Province, the People’s Republic of China, by and among the following parties:

Party A: Jiangsu Li Bang Intelligent Technology Co., Ltd.

Unified Social Credit Code: [           ]

Address: No. 190, Xizhang Road, Gushan Town, Jiangyin City

Legal Representative: Huang Feng

Party B:

Party B-1: [           ], PRC ID No. [           ]

Party B-2: [           ], PRC ID No. [           ]

Party B-3: [           ], PRC ID No. [           ]

RECITALS:

WHEREAS, the Parties entered into that certain Equity Transfer Agreement dated April 17, 2026 (the “Agreement”); and

WHEREAS, the Parties do not deem the Agreement final and binding in accordance with Article 10 thereof, have not reached a definitive understanding with respect to the equity transfer transaction contemplated by the Agreement, and wish to terminate the Agreement accordingly.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

1.	Termination. The Agreement is hereby terminated in its entirety, effective as of the date first written above.

2.	No Further Liability. Upon such termination, neither Party shall have any further liability or obligation to the other under the Agreement, and each Party is released from all existing or further liabilities, obligation or performance thereunder.

3.	No Survival. Notwithstanding anything to the contrary in the Agreement, the Parties expressly agree that the Liability for Breach provision in the Agreement shall not survive the termination and shall have no further force or effect.

IN WITNESS WHEREOF, the Parties have executed this Letter as of the date first written above.

Party A (seal): Jiangsu Li Bang Intelligent Technology Co., Ltd.

Legal Representative or Authorized Representative (signature): _______________________________

Party B-1 (signature): _______________________________

Party B-2 (signature): _______________________________

Party B-3 (signature): _______________________________

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